Exhibit 10.32

AMENDMENT NO. 2 TO CREDIT AGREEMENT
This Amendment No. 2 to Fourth Amended and Restated Credit Agreement (this “Amendment”), dated as of April 5, 2019, is made by and among SANMINA CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
W I T N E S S E T H:
WHEREAS, each of the Borrower, the Administrative Agent, and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 30, 2018 (as has been and as may further be amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement as amended hereby), pursuant to which such Lenders agreed to provide the Borrower with a revolving credit facility and a delayed draw term loan facility;
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower requested a Revolver Increase of $200,000,000, which Revolver Increase will be effective concurrently with the effectiveness of this Amendment (the “June Revolver Increase”);
WHEREAS, in connection with the June Revolver Increase, eligible assignees approved by the Borrower (each, a “Joining Lender” and collectively, the “Joining Lenders”) have committed to such June Revolver Increase and each have agreed to become a party to the Credit Agreement and the other Loan Documents as a Lender thereunder; and
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend Section 2.14 of the Credit Agreement to refresh the increase option to $200,000,000 after the effectiveness of the June Revolver Increase, which the Administrative Agent and the Lenders party hereto are willing to do on the terms and conditions contained in this Amendment;
A G R E E M E N T:
NOW, THEREFORE, in consideration of the premises herein and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, on the Amendment No. 2 Effective Date:
(a)    A new definition of “Amendment No. 2 Effective Date” shall be added to Section 1.01 of the Credit Agreement, in alphabetical order, to read as follows:
““Amendment No. 2 Effective Date” means the effective date of that certain Amendment No. 2 to Credit Agreement, by and among the Borrower, the Administrative Agent and the Lenders party thereto.”

(b)    The definition of “Security Agreement” in Section 1.01 of the Credit Agreement (Defined Terms) shall be amended so that, after giving effect to this Amendment, such definition reads in its entirety as set forth below:
““Security Agreement” means the Amended and Restated Security Agreement dated as of the Amendment No. 2 Effective Date, made by the Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties in the form attached hereto as Exhibit I, as supplemented from time to time by the execution and delivery of Security Joinder Agreements.”
(c)    Section 2.14(a) of the Credit Agreement (Request of Increase) shall be amended so that Section 2.14(a) reads in its entirety as set forth below:
“(a)    Request for Increase. Provided there exists no Default, upon written notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time after the Amendment No. 2 Effective Date request an increase in the Revolving Credit Commitments (each, a “Revolver Increase”) by an aggregate amount (for all such requests) not exceeding $200,000,000; provided that (A) any such request for such Revolver Increase shall be in a minimum amount of $25,000,000 and increments of $5,000,000 in excess thereof and (B) the Borrower may make a maximum of six (6) such requests. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Credit Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders, unless otherwise agreed by the Administrative Agent).”
(d)    Schedule 2.01 to the Credit Agreement (Commitments and Applicable Percentages) shall be amended so that it reads as set forth in Schedule 2.01 hereto.
(e)    Exhibit I to the Credit Agreement (Form of Security Agreement) shall be amended so that it reads as set forth in Exhibit I hereto.
2.    Effectiveness; Conditions Precedent. This Amendment, the June Revolver Increase and the amendments to the Credit Agreement provided in Section 1 hereof shall be effective as of the last date each of the following conditions are satisfied (the “Amendment No. 2 Effective Date”): (a) the receipt by the Administrative Agent of counterparts of (i) this Amendment, duly executed by the Borrower and the Required Lenders, and (ii) a reaffirmation agreement, duly executed by each Loan Party, wherein each Loan Party reaffirms its respective payment and performance obligations under the Loan Documents, in each case which counterparts may be delivered by telefacsimile or other electronic means (including .pdf); (b) the satisfaction by the Borrower of each of the conditions set forth in Section 2.14(e) of the Credit Agreement as to the June Revolver Increase; (c) the receipt by the Administrative Agent of a supplement to the Disclosure Letter attaching the amended Schedules 7(f) and 9(c) to the Security Agreement; (d) all obligations under the Senior Notes (other than contingent obligations for which no claim has been made) have been repaid and satisfied in full; and (e) (i) on or prior to the date hereof, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), as an Arranger, shall have received, for the account of each Lender (including the Joining Lender) committing to the June Revolver Increase (each, an “Increase Lender”), an Upfront Fee (as defined in that certain letter agreement, dated March 5, 2019, among the Borrower, the Administrative Agent and MLPFS (the “BAML Fee letter”)) equal to 20.0 basis points (0.20%) multiplied by the aggregate amount of such Increase Lender’s final allocated commitments of the June Revolver Increase payable to each such

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Increase Lender; and (ii) MLPFS, as an Arranger, shall have received, for its own account, the Arrangement Fee (as defined therein) payable to MLPFS pursuant to the BAML Fee Letter; and (iii) the Administrative Agent shall have received all other reasonable fees and expenses incurred or payable in connection with the execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent) that have been requested to be paid.
3.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders, both before and after giving effect to this Amendment, as follows:
(a)    the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;
(b)    this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and
(c)    no Default has occurred and is continuing.
4.    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
5.    Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.
6.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
7.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
8.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal

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representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
10.    No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.
11.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
12.    Lender Joinder. Each of the undersigned that are signatory hereto as a Joining Lender, by execution of this Amendment, hereby confirms and agrees that, with effect as of the Amendment No. 2 Effective Date, it shall be and become a party to the Credit Agreement and the other Loan Documents as a Lender thereunder, and shall have all of the rights and be obligated to perform all of the obligations of a Lender thereunder, and shall have the Revolving Credit Commitment set forth opposite such Joining Lender’s name in Schedule 2.01 to this Amendment (as such Revolving Credit Commitment may from time to time be reduced in accordance with the Credit Agreement). Each Joining Lender hereby (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and delivery this Amendment and to become a Lender under the Credit Agreement; (b) acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and the schedules and exhibits thereto and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a party to the Credit Agreement and the other Loan Documents as a Lender thereunder; and (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit and legal decisions in taking or not taking action under or based upon the Credit Agreement, any other Loan Document or any related agreement or any document furnished thereunder.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:
SANMINA CORPORATION

By:    /s/ Brian P. Casey
Name:    Brian P. Casey
Title:    Senior Vice President and Treasurer

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

BANK OF AMERICA, N.A, as Administrative Agent

By:/s/ Christine Trotter
Name: Christine Trotter
Title:     Assistant Vice President

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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BANK OF AMERICA, N.A, as a Lender, Swing Line Lender and an Issuing Lender
By: /s/ Raymond T. Liu
Name: Raymond T. Liu
Title:    Associate

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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BANK OF THE WEST, as a Lender and an Issuing Lender

By:    /s/ Scott Bruni
Name:     Scott Bruni
Title:     Vice President

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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MUFG BANK, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Lender and an Issuing Lender

By:    /s/ Matthew Antioco
Name:     Matthew Antioco
Title:     Director

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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WELLS FARGO BANK, N.A., as a Lender

By:    /s/ S. Michael St. Geme
Name:     S. Michael St. Geme
Title:     Managing Director

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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SUNTRUST BANK, as a Lender

By:    /s/ Christian Sumulong
Name:     Christian Sumulong
Title:     Vice President

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:    /s/ Yu Wang
Name:     Yu Wang
Title:     AVP
By:    /s/ Dayi Liu
Name:     Dayi Liu
Title:     Executive Director

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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BMO HARRIS BANK, N.A., as a Lender

By:    /s/ Michael Kus
Name:     Michael Kus
Title:     Managing Director

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:    /s/ Erron Powers
Name:     Erron Powers
Title:     Senior Vice President

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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CITIBANK, N.A., as a Lender

By:    /s/ Matthew Sutton
Name:     Matthew Sutton
Title:     Vice President

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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GOLDMAN SACHS BANK USA, as a Lender

By:    /s/ Rebecca Kratz
Name:     Rebecca Kratz
Title:    Authorized Signatory

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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UNITED OVERSEAS BANK, LIMITED, LOS ANGELES AGENCY, as a Joining Lender

By:    /s/ Eriberto De Guzman
Name:     Eriberto De Guzman
Title:    Managing Director & Head, North America -
US & Canada

By:    /s/ Robert Hartinger
Name:     Robert Hartinger
Title:    Executive Director

Sanmina Corporation
Amendment No. 2 to Credit Agreement
Signature Page

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